Employee Benefit Plan	12 Months Ended
Dec. 31, 2011
Employee Benefit Plan

21. Employee Benefit Plan

The Company sponsors a defined contribution plan, adopted under Internal Revenue Code 401(k) (the Plan), covering substantially all full-time employees meeting certain eligibility requirements. Employees may contribute between 1% and 18% of their pretax compensation to the Plan. The Company matches up to 4% of an employee’s eligible compensation contributed as an elective deferral. The Company recognized expense of $4,689, $3,613 and $2,760 during the years ended December 31, 2011, 2010 and 2009, respectively.

In addition, the Company may make profit-sharing contributions to the Plan at the discretion of the Board of Directors. During the years ended December 31, 2011, 2010 and 2009, the Company recognized expense related to the Plan of $5,502, $4,600 and $3,483, respectively.